SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): May 21, 2004

BMW FS Securities LLC

BMW Vehicle Owner Trust 2004-A

(Exact name of Registrant)

Delaware Delaware	333-103795 N/A	22-3784653 51-6553462
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

300 Chestnut Ridge Road

Woodcliff Lake, NJ 07677

(Address of Principal Executive Offices)

(201) 307-4000

(Registrant’s telephone number)

Item 5.	Other Events

On May 12, 2004, BMW Vehicle Owner Trust 2004-A (the “Issuer”) publicly issued U.S. $313,000,000 of Class A-1 1.18% Asset Backed Notes due May 2005, U.S. $417,000,000 of Class A-2 1.88% Asset Backed Notes due October 2006, U.S. $470,000,000 of Class A-3 2.67% Asset Backed Notes, due March 2008, U.S. $256,312,000 of Class A-4 3.32% Asset Backed Notes due February 2009 and U.S. $33,521,000 Class B 3.52% Asset Backed Notes due October 2010 (the “Notes”) pursuant to an Indenture dated May 1, 2004 between the Issuer and Citibank, N.A., as indenture trustee (the “Indenture Trustee”). The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (No. 333-103795) which was declared effective on April 17, 2003. The Notes were sold to Banc of America Securities LLC, J.P. Morgan Securities Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Suisse First Boston LLC (the “Underwriters”) pursuant to an Underwriting Agreement dated May 4, 2004 among BMW Financial Services NA, LLC (“BMW FS”), BMW FS Securities LLC (“BMW Securities”) and Banc of America Securities LLC, as representative of the several Underwriters. The net proceeds from the sale of the Notes were used by the Issuer to purchase a pool of motor vehicle retail installment sales contracts and promissory notes secured by new and used automobiles, sport utility vehicles and motorcycles (the “Receivables”) from BMW Securities pursuant to the Sale and Servicing Agreement dated as of May 1, 2004 among BMW FS, BMW Securities, the Issuer and the Indenture Trustee. BMW Securities acquired the Receivables from BMW FS pursuant to the Receivables Purchase Agreement dated as of May 1, 2004 between BMW FS and BMW Securities.

Item 7.	Financial Statements and Exhibits.

(c) Exhibit.

Exhibit 1.1	Underwriting Agreement dated May 4, 2004 among BMW Financial Services NA, LLC, BMW FS Securities LLC and Banc of America Securities LLC

Exhibit 4.1	Indenture dated as of May 1, 2004 between BMW Vehicle Owner Trust 2004-A and Citibank, N.A., as indenture trustee.

Exhibit 10.1	Amended and Restated Trust Agreement dated as of May 1, 2004 between BMW FS Securities LLC and Wilmington Trust Company, as owner trustee.

Exhibit 10.2	Sale and Servicing Agreement dated as of May 1, 2004 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2004-A, BMW FS Securities LLC and Citibank, N.A

Exhibit 10.3	Owner Trust Administration Agreement dated as of May 1, 2004 among BMW Vehicle Owner Trust 2004-A, BMW Financial Services NA, LLC and Citibank, N.A

Exhibit 10.4	Receivables Purchase Agreement dated as of May 1, 2004 between BMW FS Securities LLC and BMW Financial Services NA, LLC.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW FS Securities LLC BMW Vehicle Owner Trust 2004-A

Date:	May 21, 2004	By:	/s/ Gerald Holzmann

Gerald Holzmann Authorized Signatory

4

EXHIBIT INDEX

Exhibit 1.1	Underwriting Agreement dated May 4, 2004 among BMW Financial Services NA, LLC, BMW FS Securities LLC and Banc of America Securities LLC

Exhibit 4.1	Indenture dated as of May 1, 2004 between BMW Vehicle Owner Trust 2004-A and Citibank, N.A., as indenture trustee.

Exhibit 10.1	Amended and Restated Trust Agreement dated as of May 1, 2004 between BMW FS Securities LLC and Wilmington Trust Company, as owner trustee.

Exhibit 10.2	Sale and Servicing Agreement dated as of May 1, 2004 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2004-A, BMW FS Securities LLC and Citibank, N.A

Exhibit 10.3	Owner Trust Administration Agreement dated as of May 1, 2004 among BMW Vehicle Owner Trust 2004-A, BMW Financial Services NA, LLC and Citibank, N.A

Exhibit 10.4	Receivables Purchase Agreement dated as of May 1, 2004 between BMW FS Securities LLC and BMW Financial Services NA, LLC.

5